--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of June 1, 2004, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2004-R6)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                                  333-112203                 33-0885129
           --------                                  ----------                 ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                                        92868
------------------                                                        -----
(Address of Principal Executive Offices)                                (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------

================================================================================

                                       -2-
Item 5. Other Events.
        ------------

                  Incorporation of Certain Documents by Reference
                  -----------------------------------------------

                  The consolidated financial statements of the certificate insurer and subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included as an exhibit to the Annual Report on Form 10-K of XL Capital Ltd.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
        ------------------------------------------------------------------

        (a) Financial Statements.
            --------------------

            Not applicable.

        (b) PRO FORMA Financial Information.
            -------------------------------

            Not applicable.

        (c) Exhibits
            --------


                                ITEM 601(A) OF
                                REGULATION S-K
  EXHIBIT NO.                   EXHIBIT NO.                     DESCRIPTION
  -----------                   -----------                     -----------
  1                             23                              Consent of PricewaterhouseCoopers LLP,
                                                                independent registered public accounting
                                                                firm of XL Capital Assurance Inc. and
                                                                subsidiaries.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: June 4, 2004


                                                AMERIQUEST MORTGAGE
                                                SECURITIES INC.

                                                By: /s/ John P. Grazer
                                                    ----------------------------
                                                    Authorized Signatory

                                  EXHIBIT INDEX

                        Item 601 (a) of            Sequentially
Exhibit                 Regulation S-K             Numbered
Number                  Exhibit No.                Description                                 Page
------                  -----------                -----------                                 ----
  1                         23                     Consent of                                  6
                                                   PricewaterhouseCoopers LLP,
                                                   independent registered public
                                                   accounting firm of
                                                   XL Capital Assurance Inc. and
                                                   Subsidiaries

                                    EXHIBIT 1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------





We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Ameriquest Mortgage Securities Inc., Asset-Backed Pass Through Certificates, Series 2004-R6 of our report dated February 10, 2004 relating to the financial statements of XL Capital Assurance Inc. as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears as Exhibit 99.1 in XL Capital Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus Supplement.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
New York, New York
June 4, 2004

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------





We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Ameriquest Mortgage Securities Inc., Asset-Backed Pass Through Certificates, Series 2004-R6 of our report dated February 10, 2004 relating to the financial statements of XL Financial Assurance Ltd. as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears as Exhibit 99.2 in XL Capital Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus Supplement.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Chartered Accountants

Hamilton, Bermuda
June 4, 2004